Evergreen VA Core Bond Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
8	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
21	INDEPENDENT AUDITORS’ REPORT
24	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Core Bond Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“After three years of bonds outperforming, we believe this trend may end in 2003. . . . As the economy improves, we believe the best opportunity for returns will come from the corporate sector, especially lower-quality corporate bonds, and we will continue to overweight that sector.”

MANAGEMENT TEAM

Tattersall Advisory Group

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 7/31/2002	Class 1	Class 2
Class Inception Date	7/31/2002	7/31/2002

Cumulative Annual Return

Since portfolio inception	4.49%	4.38%

5-month income dividends per share	$0.15	$0.14

5-month capital gain distributions per share	$0.07	$0.07

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of 4.49% since the fund’s inception on July 31, 2002, through December 31, 2002. During the same period, the Lehman Brothers Aggregate Bond Index returned 4.96%. The median return among funds in the Lipper Variable Annuity Intermediate Investment Grade Debt Funds Classification was 5.27%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$21,523,748

Average Credit Quality*	AA

Effective Maturity	6.3 years

Average Duration	3.8 years

*Source: Standard & Poor’s

What was the investment environment like during the period?

Volatility in the financial markets continued. Consumer confidence and sentiment fell sharply in both the second and third quarters, posting their lowest scores for the year in October, and concerns about a double-dip recession emerged. During the fourth quarter, the stock market rallied strongly with the release of promising economic statistics. Overall indicators of economic activity remained mixed, however, and during December the markets returned the gains of the previous two months.

The Federal Reserve Board maintained a stable monetary policy throughout the year and then lowered interest rates once again in early November by 50 basis points. During the second and third quarters of the year, bond prices rose and yields fell to their lowest levels in almost 50 years. Bonds outperformed stocks for the third consecutive year, benefiting from the weak economic conditions and the accommodating monetary policy. Investor demand for the relative safety of high-quality fixed income securities was steady.

The positive returns reported by the broad indexes in the bond market this year masked a great deal of return volatility in the underlying sectors. Mortgage refinancings caused mortgage index durations to shorten from almost 3.5 years in the first quarter, to less than one year in November. Although the total return of the mortgage index lagged other sector returns for the year, the mortgage sector was the best performer on a relative (risk-adjusted) basis. At the same time, the corporate sector was a credit minefield, and was the worst relative-performing sector for the year. Whole industry sectors were avoided and some companies, tainted with even a hint of malfeasance, just did not trade. The overall quality of the credit index declined, as more investment grade companies were relegated to “junk” status. Credit-yield spreads reached well beyond normal recessionary levels.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

Corporate Bonds	26.0%

Collateralized Mortgage Obligations	23.8%

Mortgage-Backed Obligations	22.8%

U.S. Treasury Obligations	15.1%

Short-Term Investments	9.3%

Asset-Backed Securities	3.0%

What strategies did you use in managing the fund?

During most of the period, the fund was overweighted in both corporate bonds and mortgage-backed securities. Our corporate sector strategy avoided the problem sectors, concentrated on liquid companies with inherent credit quality, increased portfolio diversification, and actively managed the risk within the sector. We were underweighted in problem sectors like telecommunication services and utilities, and successfully navigated our way through the credit minefield during the year. We will continue to overweight the corporate sector because we believe it offers the best prospects for adding returns.

Our mortgage strategy of overweighting the sector and emphasizing a prepayment-insulated mortgage structure protected the portfolio from the shortening risk, and was additive to returns for the year. The historically low rates have fueled a huge wave of refinancing as homeowners pay off mortgages before they mature in order to capitalize on even lower rates. When mortgages are paid off early, they are no longer included in the portfolio and their income does not contribute to the fund’s total return. In order to minimize that risk, almost half of the portfolio was invested in mortgage bonds that are considerably less sensitive to prepayment than the typical pass-through mortgage. That is a significant overweighting relative to the index. We will continue to maintain this prepayment insulated structure as long as rates stay where they are.

We maintained a neutral stance with respect to the fund’s duration, closely tracking the benchmark. Duration measures a fund’s sensitivity to changes in interest rates. The longer a fund’s duration, the more sensitive it is to changes in interest rates. Because of fluctuating bond prices, we believed a neutral strategy was most appropriate during the period.

PORTFOLIO QUALITY*
(as a percentage of 12/31/2002 market value of bonds)

AAA	71.3%

AA	0.8%

A	18.9%

BBB	9.0%

*Source: Standard & Poor’s

PORTFOLIO MANAGER INTERVIEW continued

What is your outlook for the next 12 months?

After three years of bonds outperforming, we believe this trend may end in 2003. With interest rates near 50-year lows, the chances are good that the Fed may be finished with its easing cycle. We believe that any increase in rates will be distant, slow and gradual, supporting our plans to keep portfolio durations near those of the benchmark. If rates remain close to current levels, mortgages will benefit and our overweighting in the sector should potentially add to the fund’s performance. As the economy improves, we believe the best opportunity for returns will come from the corporate sector, especially lower-quality corporate bonds, and we will continue to overweight that sector as well.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1]
CLASS 1
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income	0.16
Net realized and unrealized gains on securities	0.29
Total from investment operations	0.45

Distributions to shareholders from
Net investment income	-0.15
Net realized gains	-0.07
Total distributions to shareholders	-0.22

Net asset value, end of period	$10.23
Total return[2]	4.49%
Ratios and supplemental data
Net assets, end of period (thousands)	$1,024
Ratios to average net assets
Expenses[3]	0.65%[4]
Net investment income	3.70%[4]
Portfolio turnover rate	178%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1]
CLASS 2
Net asset value, beginning of period	$10.00
Income from investment operations
Net investment income	0.15
Net realized and unrealized gains on securities	0.29
Total from investment operations	0.44

Distributions to shareholders from
Net investment income	-0.14
Net realized gains	-0.07
Total distributions to shareholders	-0.21

Net asset value, end of period	$10.23
Total return[2]	4.38%
Ratios and supplemental data
Net assets, end of period (thousands)	$20,499
Ratios to average net assets
Expenses[3]	0.90%[4]
Net investment income	3.47%[4]
Portfolio turnover rate	178%

1.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

2.  Total return does not reflect charges attributable to your insurance company's separate account.

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

4.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES 3.2%
American Express Credit Account Master Trust, Ser. 2001-7, Class A, 1.54%, 02/16/2009	AAA	$ 200,000	$ 200,408
Asset Securitization Corp., Ser. 97-D4, Class A-1D, 7.49%, 04/14/2029	AAA	200,000	230,267
Ford Credit Auto Owner Trust, Ser. 2002-A, Class A3B , 1.54%, 01/15/2006	AAA	255,000	255,268
Total Asset-Backed Securities			685,943
COLLATERALIZED MORTGAGE OBLIGATIONS 25.5%
FHLMC:
Ser. 2024, Class Z, 6.50%, 01/15/2028	AAA	136,161	143,319
Ser. 2117, Class PN, 6.00%, 12/15/2010	AAA	200,000	206,087
Ser. 2198, Class PR, 7.00%, 12/15/2028	AAA	415,000	430,623
Ser. 2310, Class PC, 6.50%, 01/15/2030	AAA	220,000	229,781
Ser. 2316, Class PE, 6.50%, 09/15/2024	AAA	200,000	205,529
Ser. 2319, Class PK, 6.50%, 11/15/2024	AAA	200,000	204,258
Ser. 2448, Class XE, 6.50%, 12/15/2029	AAA	160,000	168,307
FNMA:
Ser. 2001-12, Class AB, 6.50%, 05/25/2028	AAA	200,728	202,141
Ser. 2001-44, Class QC, 6.00%, 09/25/2016	AAA	220,000	234,358
Ser. 2001-52, Class EL, 6.50%, 03/25/2025	AAA	200,000	206,977
Ser. 2001-TB, Class A1, 7.50%, 07/25/2041	AAA	140,115	151,981
Ser. 2002-16, Class XN, 5.50%, 05/25/2012	AAA	220,000	231,223
Ser. 2002-26, Class A-2, 7.50%, 01/25/2048	AAA	185,052	200,724
Ser. 2002-27, Class QC, 6.00%, 04/25/2032	AAA	440,000	461,902
Ser. 2002-3, Class PC, 5.50%, 12/25/2011	AAA	215,000	224,215
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042 (h)	AAA	285,000	302,727
Ser. 2111, Class TC, 6.00%, 10/15/2010	AAA	200,000	205,640
Ser. 2355, Class TB, 6.50%, 07/15/2026	AAA	215,000	220,011
Ford Credit Trust, Ser. 2001-1, Class A, 1.51%, 07/17/2006	AAA	200,000	200,252
GNMA, Ser. 1999-29, Class PB, 7.25%, 07/16/2028	AAA	115,000	125,376
Morgan Stanley Capital I, Inc.:
Ser. 1997-Xl1, Class A1, 6.59%, 10/03/2030	AAA	196,209	209,854
Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	260,000	291,759
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032	AAA	200,000	206,476
Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028	AAA	210,000	218,359
Total Collateralized Mortgage Obligations			5,481,879
CORPORATE BONDS 27.8%
CONSUMER DISCRETIONARY 1.8%
Media 0.7%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	100,000	103,141
Comcast Cable Communications Corp., 6.20%, 11/15/2008	BBB	50,000	51,845
154,986
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 1.1%
Target Corp., 5.875%, 11/01/2008	A+	$ 200,000	$ 226,100
CONSUMER STAPLES 1.4%
Beverages 0.8%
Coca Cola Enterprises, Inc., 4.375%, 09/15/2009	A	175,000	180,536
Food & Drug Retailing 0.6%
Safeway, Inc., 4.80%, 07/16/2007	BBB	125,000	129,096
ENERGY 0.8%
Energy Equipment & Services 0.8%
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	150,000	162,902
FINANCIALS 18.2%
Banks 5.5%
Bank of New York, Inc., 4.14%, 08/02/2007	A+	250,000	256,781
National City Corp., 7.20%, 05/15/2005	A-	200,000	220,153
Northern Trust Co. Bank, 7.10%, 08/01/2009	A+	200,000	234,026
Norwest Corp., 6.20%, 12/01/2005	A+	230,000	253,016
PNC Funding Corp., 5.75%, 08/01/2006	A-	200,000	214,264
1,178,240
Diversified Financials 8.7%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	125,000	131,692
Caterpillar Financial Services Corp., 4.69%, 04/25/2005	A+	200,000	208,775
Citigroup, Inc., 6.75%, 12/01/2005	AA-	150,000	166,907
Ford Motor Credit Co., 7.375%, 10/28/2009	BBB	220,000	218,335
GMAC, 6.875%, 08/28/2012	A2	250,000	246,866
Golden West Financial Corp., 4.125%, 08/15/2007	A+	200,000	206,318
Household Finance Corp., 6.50%, 11/15/2008	A-	150,000	161,479
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	150,000	167,469
Merrill Lynch & Co., Inc., Ser. B, 6.15%, 01/26/2006	A+	150,000	162,398
Morgan Stanley Co., Inc., 6.10%, 04/15/2006	A+	100,000	109,018
Sears Roebuck Acceptance Corp., 7.00%, 06/01/2032	A-	100,000	84,062
1,863,319
Insurance 2.7%
American General Finance Corp.:
4.50%, 11/15/2007	A+	100,000	103,066
5.875%, 07/14/2006	A+	200,000	215,463
Metropolitan Life Insurance Co., 7.00%, 11/01/2005 144A	A+	250,000	272,200
590,729
Real Estate 1.3%
BRE Properties, Inc., 7.125%, 02/15/2013 REIT	BBB	50,000	55,049
Duke Realty LP, 7.05%, 03/01/2006 REIT	BBB+	100,000	108,284
EOP Operating LP, 7.75%, 11/15/2007	BBB+	100,000	113,533
276,866
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 0.9%
Aerospace & Defense 0.2%
Boeing Co., 6.625%, 02/15/2038	A+	$ 55,000	$ 55,069
Road & Rail 0.7%
Burlington Northern Santa Fe Corp., 6.75%, 03/15/2029	BBB+	130,000	142,506
MATERIALS 1.7%
Metals & Mining 0.9%
Alcoa, Inc., 6.50%, 06/01/2011	A	175,000	198,143
Paper & Forest Products 0.8%
International Paper Co., 5.85%, 10/30/2012 144A	BBB	150,000	157,350
TELECOMMUNICATION SERVICES 1.3%
Diversified Telecommunication Services 1.3%
Bellsouth Corp., 5.00%, 10/15/2006	A+	175,000	187,048
Sprint Capital Corp., 6.875%, 11/15/2028	BBB-	125,000	100,945
287,993
UTILITIES 1.7%
Electric Utilities 1.2%
Carolina Power & Light Co., 6.50%, 07/15/2012	BBB+	50,000	54,762
Progress Energy, Inc., 7.75%, 03/01/2031	BBB	75,000	85,555
Southwestern Public Service Co., Ser. B, 5.125%, 11/01/2006	BBB	125,000	122,984
263,301
Gas Utilities 0.5%
Consolidated Natural Gas Co., Ser. A, 6.85%, 04/15/2011	BBB+	100,000	111,811
Total Corporate Bonds			5,978,947
MORTGAGE-BACKED SECURITIES 24.3%
FHLB, 6.50%, 02/01/2032	AAA	149,985	156,350
FHLMC:
5.50%, TBA (++)	AAA	690,000	703,369
6.50%, 09/15/2029-06/01/2032	AAA	826,056	857,447
7.20%, 10/01/2006	AAA	203,588	227,937
FNMA:
5.00%, TBA (++)	AAA	640,000	655,600
5.57%, 01/01/2006	AAA	285,068	302,504
5.63%, 11/01/2005	AAA	245,620	260,661
5.95%, 01/01/2009	AAA	238,355	262,155
6.24%, 08/01/2008	AAA	304,503	337,799
7.00%, 06/01/2032	AAA	286,064	300,974
7.25%, 12/01/2010	AAA	167,211	194,855
7.50%, 01/25/2028-02/25/2041	AAA	507,019	547,341
GNMA:
6.50%, 06/15/2031	AAA	56,801	59,675
7.50%, 03/20/2032	AAA	343,029	365,551
Total Mortgage-Backed Securities			5,232,218
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating(v)	Principal Amount	Value

U.S. TREASURY OBLIGATIONS 16.1%
U.S. Treasury Bonds, 6.00%, 02/15/2026	AAA	$ 1,835,000	$ 2,103,442
U.S. Treasury Notes:
3.25%, 05/31/2004	AAA	1,165,000	1,196,401
6.00%, 08/15/2009	AAA	140,000	162,816
Total U.S. Treasury Obligations			3,462,659

		Shares	Value

SHORT-TERM INVESTMENTS 9.9%
MUTUAL FUND SHARES 9.9%
Evergreen Institutional Money Market Fund (o)(+)		2,136,166	2,136,166
Total Investments (cost $22,560,044) 106.8%			22,977,812
Other Assets and Liabilities (6.8%)			(1,454,064)
Net Assets 100.0%			$ 21,523,748

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
(h)	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
(+)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(++)	Security acquired under mortgage dollar roll agreement.

Summary of Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 22,560,044
Net unrealized gains on securities	417,768
Market value of securities	22,977,812
Receivable for securities sold	536,284
Interest receivable	190,257

Total assets	23,704,353

Liabilities
Payable for securities purchased	826,597
Payable for open mortgage dollar rolls	1,337,139
Advisory fee payable	378
Distribution Plan expenses payable	281
Due to other related parties	118
Accrued expenses and other liabilities	16,092

Total liabilities	2,180,605

Net assets	$ 21,523,748

Net assets represented by
Paid-in capital	$ 21,057,717
Undistributed net investment income	829
Accumulated net realized gains on securities	47,434
Net unrealized gains on securities	417,768

Total net assets	$ 21,523,748

Net assets consists of
Class 1	$ 1,024,296
Class 2	20,499,452

Total net assets	$ 21,523,748

Shares outstanding
Class 1	100,120
Class 2	2,003,639

Net asset value per share
Class 1	$ 10.23
Class 2	$ 10.23

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002 (a)

Investment income
Interest	$ 385,363

Expenses
Advisory fee	28,435
Distribution Plan expenses	21,140
Administrative services fees	8,886
Transfer agent fee	168
Trustees’ fees and expenses	200
Printing and postage expenses	11,153
Custodian fee	2,955
Professional fees	5,205
Other	250

Total expenses	78,392
Less: Expense reductions	(54)

Net expenses	78,338

Net investment income	307,025

Net realized and unrealized gains or losses on securities
Net realized gains on securities	168,873
Net change in unrealized gains or losses on securities	417,768

Net realized and unrealized gains or losses on securities	586,641

Net increase in net assets resulting from operations	$ 893,666

(a) For the period from July 31, 2002 (commencement of operations), to December 31, 2002.
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2002 (a)

Operations
Net investment income		$ 307,025
Net realized gains on securities		168,873
Net change in unrealized gains or losses on securities		417,768

Net increase in net assets resulting from operations		893,666

Distributions to shareholders from
Net investment income
Class 1		(14,637)
Class 2		(268,937)
Net realized gains
Class 1		(7,058)
Class 2		(137,003)

Total distributions to shareholders		(427,635)

Shares
Capital share transactions
Proceeds from shares sold
Class 1	100,117	1,001,107
Class 2	2,168,554	21,747,240

		22,748,347

Net asset value of shares issued in reinvestment of distributions
Class 1	3	26
Class 2	4,371	44,510

		44,536

Payment for shares redeemed
Class 1	0	0
Class 2	(169,286)	(1,735,166)

		(1,735,166)

Net increase in net assets resulting from capital share transactions		21,057,717

Total increase in net assets		21,523,748
Net assets
Beginning of period		0

End of period		$ 21,523,748

Undistributed net investment income		$ 829

(a) For the period from July 31, 2002 (commencement of operations), to December 31, 2002.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Core Bond Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

NOTES TO FINANCIAL STATEMENTS continued

c. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return.

d. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

e. Federal taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage dollar rolls.

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee of 0.32% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the period ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S.Government	Non-U.S.Government	U.S.Government	Non-U.S.Government

$43,164,099	$7,863,887	$30,099,815	$284,404

During the period ended December 31, 2002, the Fund entered into dollar roll transactions. At December 31, 2002, the Fund had the following dollar roll agreements outstanding:

Dollar RollAmount	Counterparty	Settlement Date

$364,880	UBS/Paine Weber	1/14/2003
645,872	UBS/Paine Weber	1/21/2003
331,612	Morgan Stanley	1/14/2003

During the period ended December 31, 2002, the Fund earned $22,622 on dollar roll transactions.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $22,560,902. The gross unrealized appreciation and depreciation on securities based on tax cost was $448,234 and $31,324, respectively, with a net unrealized appreciation of $416,910.

NOTES TO FINANCIAL STATEMENTS continued

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the period ended December 31, 2002, the Fund did not participate in the interfund lending program.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $54, which represents 0.00% of its average daily net assets.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002 the components of distributable earnings on a tax basis consisted of unrealized appreciation of $416,910 and undistributed ordinary income of $49,121.

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and mortgage dollar rolls. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid for the year ended December 31, 2002 was $427,635 of ordinary income.

9. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the period ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of the Evergreen VA Core Bond Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from July 31, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Core Bond Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for the period from July 31, 2002 (commencement of operations) to December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

564974   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034